SPDR® SERIES TRUST
SPDR Nuveen Bloomberg High Yield Municipal Bond ETF (the “Fund”)
Supplement dated May 15, 2025 to the Prospectus, Summary Prospectus, and Statement of Additional Information (“SAI”), each dated October 31, 2024, as may be supplemented from time to time
This supplement replaces and supersedes the supplement dated April 3, 2025
Effective June 1, 2025 (the “Effective Date”), the Fund’s benchmark index will change. Accordingly, as of the Effective Date:

1.
As previously noted in the supplement dated April 3, 2025, all references to the Fund’s name and benchmark index in the Prospectus, Summary Prospectus and SAI (except for the benchmark index in the Average Annual Total Return Table in the Prospectus and Summary Prospectus) are deleted and replaced as follows:

Current Fund Name	Current Benchmark Index	New Fund Name	New Benchmark Index
SPDR Nuveen Bloomberg High Yield Municipal Bond ETF	Bloomberg Municipal Yield Index	SPDR Nuveen ICE High Yield Municipal Bond ETF	ICE US Select High Yield Crossover Municipal Index

2.
As previously noted in the supplement dated April 3, 2025, the third and fourth paragraphs in “THE FUND’S PRINCIPAL INVESTMENT STRATEGY” section in the Fund’s Prospectus and Summary Prospectus are deleted and replaced with the following:

The Index is market capitalization-weighted and designed to measure the performance of lower-rated (A3/A+ or lower) and unrated U.S. dollar‑denominated tax‑exempt debt publicly issued in the U.S. domestic market by U.S. states, U.S. territories and their political subdivisions. Bonds included in the Index may include private activity bonds, which are typically issued by or on behalf of local or state governments for the purpose of financing the project of a private user.
The Index is a blend of the following indices: (i) 70% ICE Core High Yield & Unrated Municipal Index; (ii) 20% ICE 1+ Year BBB AMT‑Free Broad National Municipal Index; and (iii) 10% ICE 1+ Year Single‑A AMT‑Free Broad National Municipal Index. Constituents of the ICE Core High Yield & Unrated Municipal Index must be non‑rated or rated below investment grade (Ba1/BB+ or lower) by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s (“S&P”) and Fitch Ratings Inc. (“Fitch”) (if rated by all three agencies, two of the three ratings must be Ba1/BB+ or lower; if rated by two agencies, the lowest rating must be Ba1/BB+ or lower; and if rated by a single agency, the security must be rated Ba1/BB+ or lower), have at least a $3 million currently outstanding face value, be issued as part of a deal with an original offering size of at least $15 million, and have a remaining term to final maturity of at least one year. Constituents of the ICE 1+ Year BBB AMT‑Free Broad National Municipal Index must be rated Baa3, Baa2, or Baa1 by Moody’s or BBB‑, BBB, or BBB+ by S&P or Fitch (based on the middle rating of the three agencies), have at least a $10 million currently outstanding face value, be issued as part of a deal with an original offering size of at least $100 million, and have a remaining term to final maturity of at least one year. Constituents of the ICE 1+ Year Single‑A AMT‑Free Broad National Municipal Index must be rated A3, A2, or A1 by Moody’s or A‑, A, or A+ by S&P or Fitch, (based on the middle rating of the three agencies) have at least a $10 million currently outstanding face value, be issued as part of a deal with an original offering size of at least $100 million, and have a remaining term to final maturity of at least one year.
Only fixed-rate coupon bonds (including zero coupon bonds) are eligible for inclusion in the Index. Securities included in the Index may include when-issued securities. Private placements, variable rate demand obligations, securities in legal default, floating rate debt, municipal commercial paper, and debt issued under the municipal liquidity facility are excluded from the Index. The Index is rebalanced and reconstituted on the last calendar day of each month. As of March 31, 2025, there were 15,344 securities in the Index.

The Index is sponsored by ICE Data Indices, LLC (the “Index Provider”), which is not affiliated with the Fund, the Adviser or the Sub‑Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

3.
All references to “Restricted Securities Risk” as a principal risk of the Fund are deleted from the Prospectus and Summary Prospectus. In addition, the “PRINCIPAL RISKS OF INVESTING IN THE FUND” section in the Fund’s Prospectus and Summary Prospectus is updated to add the following risk as a principal risk of the Fund.

Zero-Coupon Bond Risk: Zero-coupon bonds usually trade at a deep discount from their face or par values and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest.

4.	The risk chart within the “ADDITIONAL RISK INFORMATION” section of the Prospectus is updated to reflect that “Zero-Coupon Bond Risk” is a principal risk of the Fund.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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